Other (Income) and Expense	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
Other (Income) and Expense	OTHER (INCOME) AND EXPENSE
Components of other (income) and expense are as follows:

($ in millions)
For the year ended December 31:	2024	2023	2022
Other (income) and expense
(Gains)/losses on foreign currency transactions (1)	$(458)	$116	$(643)
(Gains)/losses on derivative instruments (1)	515	(17)	225
Interest income	(747)	(670)	(162)
Net (gains)/losses from securities and investment assets	(20)	(39)	278
Retirement-related costs/(income) (2)	3,457	(39)	6,548
Other (3)	(877)	(266)	(443)
Total other (income) and expense	$1,871	$(914)	$5,803
(1)The company uses financial hedging instruments to limit specific currency risks related to foreign currency-based transactions. The hedging program does not hedge 100 percent of currency exposures and defers, versus eliminates, the impact of currency. Refer to note S, “Derivative Financial Instruments,” for additional information on foreign exchange risk.
(2)2024 and 2022 include the impacts of pension settlement charges of $3.1 billion and $5.9 billion, respectively. Refer to note U, “Retirement-Related Benefits,” for additional information.
(3)2024 includes pre-tax gains of $349 million from the sale of certain QRadar SaaS assets and $243 million from the divestiture of The Weather Company assets. 2022 includes a pre-tax gain of $258 million from the sale of healthcare software assets. Refer to note E, “Acquisitions & Divestitures,” for additional information.